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                                                                   EXHIBIT 10.58

                             BOND PURCHASE AGREEMENT

                                  by and among

                    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

                                       and

             FREQUENCY & TIME SYSTEMS, INC., a Delaware corporation

                                       and

                       WELLS FARGO BROKERAGE SERVICES, LLC


        This Bond Purchase Agreement is made this May 30, 2001, by and among the MASSACHUSETTS DEVELOPMENT FINANCE AGENCY (the "Issuer"); FREQUENCY & TIME SYSTEMS, INC., a Delaware corporation (the "Borrower"); and WELLS FARGO BROKERAGE SERVICES, LLC (the "Underwriter"), whereby the Underwriter offers to purchase $2,725,000 in principal amount of the Issuer's Variable Rate Demand Revenue Bonds, Frequency & Time Systems Issue, Series 2001 (the "Bonds"), to be issued by the Issuer pursuant to the Loan and Trust Agreement dated as of May 1, 2001 (the "Loan Agreement") among the Issuer, the Borrower and Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"). The proceeds from the sale of the Bonds will be loaned to the Borrower by the Issuer pursuant to the Loan Agreement and will be used by the Borrower to finance certain manufacturing facilities located in Beverly, Massachusetts. In connection with the issuance of the Bonds, Wells Fargo Brokerage Services, LLC is acting as initial Remarketing Agent (the "Remarketing Agent") and Wells Fargo Bank, N.A. (the "Bank") is issuing an irrevocable direct pay Letter of Credit (the "Letter of Credit") for the account of the Borrower that will be drawn upon by the Trustee (i) to make payments of principal and interest on the Bonds in satisfaction of the Borrower's obligation to make such payments pursuant to the Loan Agreement, and (ii) to provide an additional source of funds for the purchase of Bonds tendered by the Bond Owners pursuant to the Loan Agreement. All capitalized terms used herein and not defined shall have the meaning set forth in the Loan Agreement.

        1. Purchase, Sale and Delivery of the Bonds.

            (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements herein set forth, the Underwriter hereby agrees to purchase from the Issuer, and the Issuer hereby agrees to sell to the Underwriter, all (but not less than all) of the Bonds. The Bonds shall be dated as of the Closing Date, shall mature on May 1, 2021, and shall bear interest payable on the dates and at the rates as provided in the Loan Agreement. The purchase price for the Bonds shall be $2,725,000, representing 100% of the principal amount thereof.

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        The Bonds shall be substantially in the form described in, shall be issued and secured under the provisions of, and shall be payable and subject to redemption as provided in the Loan Agreement. This Purchase Contract, the Loan Agreement, and the Remarketing Agreement are collectively referred to as the "Bond Documents."

            (b) The Official Statement, together with such changes as may be made thereto, with the written approval of the Underwriter, from time to time prior to the Closing Date (including any supplements thereto), is herein called the "Official Statement." The Borrower and the Issuer ratify, confirm and approve the use and distribution by the Underwriter prior to the date hereof of the Preliminary Official Statement to potential purchasers of the Bonds, and authorize the Underwriter to use and distribute the Official Statement, the Bond Documents and all information contained in each thereof, and all other documents, certificates and statements furnished by the Borrower to the Underwriter in connection with the transactions contemplated by this Purchase Contract, in connection with the offer and sale of the Bonds.

            (c) At 12:00 noon, New York City time, on May 31, 2001, or at such earlier or later time or date as shall be agreed upon by the Underwriter and the Issuer (such time and date being herein referred to as the "Closing Date"), the Issuer shall deliver the Bonds to the Trustee, as agent of The Depository Trust Company ("DTC"), for the account of the Underwriter, printed in a form acceptable to DTC and duly executed by the Issuer and authenticated by the Trustee, and the other documents herein mentioned; and the Underwriter will accept such delivery and pay the purchase price of the Bonds as set forth in paragraph (a) of this section by wire transfer in U.S. funds (such delivery and payment being herein referred to as the "Closing").

        The Bonds will be delivered as one fully registered bond, registered in the name of Cede & Co. as nominee for DTC and will be available for review by the Underwriter not less than one Business Day prior to the Closing.

        2. Changes in Official Statement. Each of the Issuer, the Borrower and the Underwriter will advise the other promptly of any proposal to amend or supplement the Official Statement or any part thereof. If between the date of this Purchase Contract and 90 days after the Closing Date an event occurs that is materially adverse to the purpose for which the Official Statement is used and is not disclosed in the Official Statement, the Issuer, the Borrower or the Underwriter, as applicable, shall notify the others that such event requires a supplement or amendment to the Official Statement, and the Borrower or the Issuer, as the case may be, will supplement or amend the Official Statement, at the Borrower's expense, in a form and in a manner acceptable to the Underwriter and its counsel.

        3. Representations, Warranties, Covenants and Agreements of the Issuer. The Issuer hereby represents, warrants, covenants and agrees with the Underwriter, the Remarketing Agent and the Borrower as follows:

            (a) The Issuer is a body corporate and politic and a public instrumentality of The Commonwealth of Massachusetts duly established by and existing under the laws of The Commonwealth of Massachusetts.

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            (b) The Issuer has full legal right, power and authority under the laws of The Commonwealth of Massachusetts to take all actions required or permitted to be taken by it by or under, and to perform and observe the covenants and agreements on its part contained in this Bond Purchase Agreement and the Loan Agreement, and any other instrument or agreement relating thereto to which it is a party (collectively, the "Bond Documents").

            (c) The Issuer has all necessary power and authority and has taken all official actions necessary to duly and validly adopt the resolution approving the issuance of the Bonds (the "Bond Resolution"), and the Bond Resolution has been duly adopted by the Issuer, has not been amended, supplemented or repealed and is in full force and effect.

            (d) It has, on or before the date hereof, duly taken all official action necessary to be taken by it prior to such date for: (i) the execution, delivery and performance of the Bond Documents that have been or will be executed in connection with the transactions contemplated by the foregoing documents; (ii) the issuance, execution and delivery of the Bonds; and (iii) the consummation and performance of its special limited obligations and all other transactions contemplated hereunder and by the Official Statement; provided that no representation is made with respect to the compliance with the securities or "Blue Sky" laws of the various states of the United States.

            (e) The Issuer has duly authorized and approved distribution by the Underwriter of all Official Statements delivered to the Underwriter for use in connection with the initial offering, issuance and sale of the Bonds, and hereby authorizes the Underwriter to use information relating to the Issuer in the most recent Official Statement and the current forms of any or all Bond Documents in connection with the offering and sale of the Bonds.

            (f) The Bond Documents that have been or will be executed by the Issuer in connection with the consummation of the transactions contemplated hereby, when executed and delivered by the parties thereto, will constitute valid and binding limited obligations of the Issuer, enforceable against it in accordance with their respective terms, except as the binding effect and enforceability thereof may be limited by applicable laws in effect from time to time affecting the rights of creditors and except to the extent that the enforceability thereof may be limited by the application of general principles of equity.

            (g) The execution and delivery of the Bond Documents that have been or will be executed in connection with the consummation of the transactions contemplated hereby and by the Official Statement, the compliance with the terms, conditions or provisions thereof, and the consummation of the transactions therein contemplated do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer pursuant to any mortgage, resolution, agreement or instrument to which the Issuer is a party or by which it or any of its properties is bound other than those provided for in or contemplated by the Bond Documents.

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            (h) All currently required authorizations, consents and approvals of, notices to, registrations or filings with, or actions in respect of any governmental body, agency or other instrumentality or court required to be obtained by the Issuer in connection with the execution, delivery and performance by the Issuer of the Bond Documents that have been or will be executed in connection with the consummation of the transactions contemplated hereby and by the Official Statement have been obtained, given or taken and are in full force and effect or, if not required to have been obtained, given or taken as of the date hereof, will be obtained given or taken and will be in full force and effect by such time as may be required; provided that no representation is made with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States.

            (i) Except as described in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any court, governmental or public entity pending or to its knowledge threatened against or affecting the Issuer (nor is there any basis therefor) that (i) is likely to have a material adverse effect on the financial condition or solvency of the Issuer; (ii) affects or questions the existence or the territorial jurisdiction of the Issuer or the title to office of any official of the Issuer; (iii) affects or seeks to prohibit, restrain or enjoin the execution and delivery of the Bond Documents by the Issuer, the issuance, execution or delivery of the Bonds or the loaning of the proceeds of the Bonds to the Borrower; (iv) affects or questions the validity or enforceability of the Bond Documents against the Issuer or the Bonds; or (v) questions the power or authority of the Issuer to carry out the transactions contemplated by the Bond Documents, the Bonds or the Official Statement. The Issuer shall promptly advise the Underwriter of the institution of any such action, suit, proceeding, inquiry or investigation.

            (j) The information contained in the Official Statement under the caption "THE ISSUER" does not contain any untrue statement of a material fact and does not (and any supplement or amendment thereto as of the date of such supplement or amendment will not) omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No representation is made in this paragraph with respect to any other information in the Official Statement including information furnished in writing by the Bank, the Borrower, the Underwriter, or the Remarketing Agent specifically for inclusion in the Official Statement.

            (k) The Issuer will cooperate with the Underwriter, at the Underwriter's expense, in the qualification of the Bonds for offering and sale and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as the Underwriter shall designate and will use its best efforts to continue any such qualification in effect so long as required for the distribution of the Bonds by the Underwriter; provided, however, that the Issuer shall not be required to consent to service of process or qualify to do business in any jurisdiction where it is not now so subject.

        4. Representations, Warranties, Covenants and Agreements of the Borrower. The Borrower hereby represents and warrants to, and covenants and agrees with the Underwriter, the Remarketing Agent and the Issuer as follows:

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            (a) The Borrower has been duly organized and is in good standing under the laws of the State of Delaware, is qualified to do business in The Commonwealth of Massachusetts and, in all respects material to the Borrower as a whole, has power and authority to own its properties and to conduct its business and possesses all material licenses and approvals necessary for the conduct of its business.

            (b) The Borrower has full power and authority to take all actions required or permitted to be taken by it or under, and to perform and observe the covenants and agreements on its part contained in, this Bond Purchase Agreement, the Loan Agreement, and the Remarketing Agreement, (collectively, the "Borrower Documents"), and any other instrument or agreement relating thereto to which it is a party.

            (c) The Borrower has, on or before the date hereof, duly taken all action necessary to be taken by it prior to such date for: (i) the execution, delivery and performance of the Borrower Documents that have been or will be executed in connection with the transactions contemplated by the foregoing documents, and (ii) the carrying out, giving effect to, consummation and performance of the transaction and obligations contemplated hereby and by the Official Statement; provided, however, that no representation is made with respect to compliance with the securities or "Blue Sky" laws of any jurisdiction.

            (d) The Borrower has duly authorized and approved distribution by the Underwriter of all Official Statements delivered to the Underwriter for use in connection with the initial offering, issuance and sale of the Bonds, and hereby authorizes the Underwriter to use the most recent Official Statement and the current forms of any or all Borrower Documents in connection with the placement of the Bonds.

            (e) The Borrower Documents that have been or will be executed in connection with the consummation of the transactions described herein and by the Official Statement, when executed and delivered by the parties thereto will constitute valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as the binding effect and enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors rights and except to the extent that the enforceability thereof may be limited by the application of general principles of equity.

            (f) The execution and delivery of the Borrower Documents that have been or will be executed in connection with the consummation of the transactions described herein and in the Official Statement, the compliance with the terms, conditions or provisions thereof, and the consummation of the transactions therein described herein do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower, pursuant to any mortgage, resolution, agreement or instrument to which the Borrower is a part or by which it or any of its properties is bound other than those described in the Borrower Documents; provided, however, that no representation is made with respect to compliance with the securities or "Blue Sky" laws of any jurisdiction.

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            (g) All authorizations, consents and approvals of, notices to, registrations or filings with, or actions in respect of any governmental body, agency or other instrumentality or court required in connection with the execution, delivery and performance by the Borrower of the Borrower Documents that have been or will be executed in connection with the consummation of the transactions described herein and in the Official Statement have been obtained, given or taken and will be in full force and effect or, if not required to have been obtained, given or taken as of the date hereof, will be obtained, given or taken and will be in full force and effect by such time as may be required; provided that no representation is made with respect to compliance with the securities or "Blue Sky" laws of any jurisdiction.

            (h) Except as described in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any court or governmental or public entity pending or threatened against or affecting the Borrower (nor is there any basis therefor) that (i) is likely to have a material adverse effect on the financial condition or solvency of the Borrower; (ii) affects or seeks to prohibit, restrain or enjoin the issuance, sale or delivery of the Bonds, the use of the Official Statement or the execution or delivery by the Borrower, respectively, of the Borrower Documents;
(iii) affects or questions the validity or enforceability of the Bonds, the Borrower Documents or this Bond Purchase Agreement; (iv) questions the tax-exempt status of the interest payable on the Bonds or the completeness or accuracy of the Official Statement; or (v) questions the powers of the Borrower to enter into or perform its obligations under any of the foregoing or the existence or powers of the Borrower, or the title to office of any representative, officer or official of the Borrower. The Borrower shall promptly advise the Underwriter of the institution of any such action, suit, proceeding, inquiry or investigation.

            (i) The information contained in the Official Statement does not (and any supplement or amendment thereto as of the date of such supplement or amendment will not) contain any untrue statement of a material fact and does not (and any supplement or amendment thereto as of the date of such supplement or amendment will not) omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No representation is made in this paragraph, however, with respect to any information in the Official Statement relating to the Bank, the Issuer, the Underwriter or the Remarketing Agent.

            (j) The proceeds from the sale of the Bonds to the initial purchasers thereof will be applied for the purposes specified in the Loan Agreement.

            (k) The Borrower is not in violation of its Certificate of Incorporation or Bylaws.

            (l) Any certificate signed by a representative, officer or official of the Borrower and delivered in connection with the transaction described in the Official Statement and this Bond Purchase Agreement shall be deemed to be a representation and warranty by the Borrower to the Underwriter and the Issuer as to the statements made therein.

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            (m) The Borrower will cooperate with the Underwriter in the qualification of the Bonds for offering and sale and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as the Underwriter shall designate and will use its best efforts to continue any such qualification in effect so long as required for the distribution of the Bonds by the Underwriter; provided, however, that the Borrower shall not be required to consent to service of process or qualify to do business in any jurisdiction where it is not now so subject.

        5. Representations, Warranties, Covenants and Agreements of the Underwriter. The Underwriter, by its acceptance hereof, represents, warrants and covenants to and with the Issuer and the Borrower as follows:

            (a) That it is authorized by law to perform all the duties imposed upon it by this Bond Purchase Agreement.

            (b) That the execution and delivery of this Bond Purchase Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute on the part of the Underwriter a breach of or default under its Articles of Incorporation or Bylaws, or any statute, trust agreement, mortgage, deed of trust, lease, note agreement or other agreement or instrument to which the Underwriter is a party or by which it or its properties are bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Underwriter or any of its activities or properties.

            (c) That this Bond Purchase Agreement has been duly authorized, executed and delivered by the Underwriter and constitutes the legal, valid and binding obligation of the Underwriter enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws affecting generally the enforcement of creditors rights, and except to the extent that the enforceability thereof may be limited by the application of general principles of equity.

            (d) That the Underwriter will conduct all activities in connection with the offer and sale of the Bonds in accordance with securities laws of the United States and of each jurisdiction in which the Bonds are offered for sale.

            (e) That the Underwriter has neither requested nor received from (nor does the Underwriter expect to receive from or have received by) the Issuer or any of its directors, officers, employees or agents, any information with respect to the Borrower, the Project and the security purported to be afforded by the Loan Agreement, or otherwise, except for any such information that is included within the express representations and warranties of the Issuer in the Loan Agreement or under the caption "THE ISSUER" in the Official Statement.

            (f) That the Underwriter has not relied and does not rely upon the findings made by the Issuer, as required by the Act as constituting information with respect to the Borrower, the Project, the Bond or any security purported to be afforded by the Loan Agreement otherwise.

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            (g) That neither the Issuer nor any of its directors, officers, employees or agents shall have any responsibility to the Underwriter for the completeness of the information obtained by the Underwriter from any source with respect to the Borrower or any other entity or person, their respective assets, businesses, circumstances, financial condition and properties, all with respect to the Project or the Loan Agreement, or for the accuracy of such information; and the Underwriter acknowledges that as between self and the Issuer, the Underwriter assumes responsibility for obtaining such information and making such investigation as it deems necessary or desirable in connection with its decision to place the Bonds.

        6. Conditions to Underwriter's Obligations. The obligations of the Underwriter to accept delivery of and to pay for the Bonds on the Closing Date have been undertaken in reliance on, and shall be subject to, the due performance by the Issuer and the Borrower of their respective obligations and agreements to be performed hereunder and to the accuracy of and compliance with the representations, warranties, covenants and agreements of each contained herein and in the Bond Documents and Borrower Documents on this date, and to the following further conditions:

            (a) On the Closing Date, each of the Bond Documents and Borrower Documents shall be in full force and effect and shall not have been amended, modified or supplemented in any way that would materially and adversely affect the Bonds, except as may have been agreed to in writing by the Underwriter, and there shall be in full force and effect such additional resolutions, agreements, certificates (including such certificates as may be required by the Internal Revenue Service or Bond Counsel in order to establish the tax-exempt character of interest on the Bonds) as are necessary to establish the validity, issuance, terms and conditions, and binding character of the Bonds, and the Underwriter shall have received the opinion of Bond Counsel in substantially the form attached to the Official Statement as Appendix C and the opinion(s) dated as of the the Closing Date of Bond Counsel, Borrower Counsel, Bank Counsel and Underwriter's Counsel substantially in the forms attached hereto as Exhibits A, B, C and E, respectively;

            (b) The Underwriter shall have received copies of the Official Statement and executed copies of the Bond Documents and the Borrower Documents.

            (c) No Event of Default shall have occurred and be continuing, and no event shall have occurred and be continuing which, with the passage of time or giving of notice or both, would constitute such an Event of Default;

            (d) All conditions to the issuance of the Bonds, as set forth in the Loan Agreement, shall have been satisfied;

            (e) The Underwriter shall have received (i) a certificate, dated the date of delivery of the Bonds, of the Issuer to the effect that the representations and warranties of the Issuer in Section 3 are true and correct as of the Closing Date, (ii) a certificate of the Borrower to the effect that the representations and warranties of the Borrower in Section 4 are true and correct as of the Closing Date, (iii) a certificate of a duly authorized and acting officer of the Trustee dated the Closing Date, substantially in the form of Exhibit D to this Bond Purchase Agreement;

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and (iv) a nonarbitrage certificate of the Issuer and the Borrower, in form satisfactory to Bond Counsel; and

            (f) As of the Closing Date, the Letter of Credit shall be in full force and effect in accordance with its terms and shall not have been amended, modified or supplemented.

            (g) Between the date hereof and the Closing Date, the market price or marketability, at the initial offering prices set forth in the Official Statement, of the Bonds shall not have been materially adversely affected, in the judgment of the Underwriter (evidenced by a written notice to the Borrower terminating the obligation of the Underwriter to accept delivery of and pay for the Bonds), by reason of any of the following:

                (i) Legislation shall be enacted by the House of Representatives or the Senate of the Congress of the United States, or a decision by a court of the United States shall be rendered, or a stop order, ruling, regulation or official statement by, or on behalf of, the United States Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter shall be made or proposed, to the effect that the offering or sale of obligations of the general character of the Bonds, as contemplated hereby, is or would be in violation of any provision of the Securities Act of 1934, as amended and as then in effect, or the Securities Exchange Act of 1934, as amended and as then in effect, or the Trust Indenture Act of 1939 as amended and as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of obligations of the general character of the Bonds as contemplated hereby;

                (ii) Any governmental authority shall impose, as to the Bonds, or obligations of the general character of the Bonds, any material restrictions not now in force, or increase materially those now in force;

                (iii) A general banking or securities moratorium shall have been established by federal, California, Maryland, Massachusetts, Minnesota, Washington or New York authorities;

                (iv) A war involving the United States shall have been declared, or any existing conflict involving the armed forces of the United States shall have escalated, or any other national emergency relating to the effective operation of government or the financial community shall have occurred, which, in the Underwriter's reasonable opinion, materially adversely affects the marketability of the Bonds;

                (v) the withdrawal or downgrading of any rating of the Bonds by a national rating agency; or

                (vi) any event occurring, or information becoming known that, in the judgment of the Underwriter or its counsel, makes untrue in any material respect any statement or information contained in the Official Statement, or has the effect that the Official Statement contains any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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        7. Payment of Fees. In consideration of the Underwriter's agreement to purchase the Bonds hereunder, the Borrower shall (i) pay to the Underwriter a fee of $34,062.50 (1.25% of the principal amount of the Bonds), payable on the Closing Date, and (ii) shall reimburse the Underwriter for its reasonable costs and expenses incurred in connection with the offer and sale of the Bonds. Such costs and expenses shall include any loss of interest incurred by the Underwriter resulting from a delay in delivery of the Bonds where such delay is not caused by the Underwriter.

        8. Indemnification.

            (a) The Borrower hereby agrees to indemnify and hold harmless the Underwriter and the Issuer and their officers, directors, shareholders, agents and employees (collectively, the "Indemnified Persons" and individually, an "Indemnified Person") from and against any losses, claims, damages or liabilities to which any Indemnified Person may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement made in the Official Statement or the omission or alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in investigating, defending or preparing to defend any such action or claim; provided, however, that the Borrower shall not be liable to the Underwriter in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon any untrue statement or omission or alleged untrue statement or omission made in the Official Statement with respect to the Underwriter, Issuer and the Bank and shall not be liable to the Issuer in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or omission or alleged untrue statement or omission made in the Official Statement with respect to the Issuer, the Bank or the Underwriter.

            (b) In case any such action shall be brought against any Indemnified Person, the Borrower shall be entitled to participate therein and, to the extent that the Borrower wishes, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person. The Indemnified Person shall promptly notify the Borrower in writing of any claim within the scope of Section 10(a) and after notice from the Borrower to such Indemnified Person of its election to assume the defense thereof and the acceptance by such Indemnified Person of the counsel chosen for such defense, the Borrower shall not be liable to such Indemnified Person under this Section for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of any investigation; provided, however that if the named parties to any such action (including any impleaded parties) include both the Indemnified Persons and the Borrower, the Indemnified Persons shall have the right to select separate counsel to assume such legal defense and to participate otherwise in the defense of such action on behalf of the Indemnified Persons; provided, further, however, that the Borrower shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any point in time for the

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

Indemnified Persons. The Indemnified Person shall cooperate with the Borrower in connection with the defense of any claim against which the Borrower is providing indemnification under this Section.

            (c) The indemnity agreements contained in this Section 8 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, or the delivery of and any payment for any Bonds hereunder, and shall survive the termination or cancellation of this Bond Purchase Agreement. The indemnity agreements contained in this Section shall be in addition to and shall not limit any other indemnity agreement made by the Borrower in connection with the transactions contemplated hereby and by the Loan Agreement.

        9. Miscellaneous.

            (a) Except as otherwise provided, any notice or other communication herein required or permitted to be given shall be in writing or by telex or facsimile transmission or by telephone with subsequent written confirmation and may be personally served or sent by United States mail and shall be deemed to have been given upon receipt by the party entitled. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 11(a)) shall be as follows:

        Underwriter:         Wells Fargo Brokerage Services, LLC
                             MAC: P6540-065, 6th Floor
                             999 Third Avenue
                             Seattle, WA 98104
                             Attention: Rick Thomas

        Borrower:            Frequency & Time Systems, Inc.
                             34 Tozer Road
                             Beverly, MA 01915
                             Attention: President

        Issuer:              Massachusetts Development Finance Agency
                             75 Federal Street
                             Boston, MA 02110
                             Attention: President

        The Underwriter, the Issuer and the Borrower may, by notice given under this Bond Purchase Agreement, designate other addresses to which notices or other communications shall be directed.

            (b) This Bond Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The terms "successors" and assigns" shall not include any purchaser of any of the Bonds merely because of such purchase.

            (c) All of the representations, warranties and covenants made in this Bond Purchase Agreement shall remain operative and in full force and effect, regardless of (i) any investment made by or on behalf of any party hereto, or (ii) delivery of and any payment for any Bonds hereunder.

            (d) Section headings have been inserted in this Bond Purchase Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Bond Purchase Agreement and will not be used in the interpretation of any provisions of this Bond Purchase Agreement.

            (e) If any provision of this Bond Purchase Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, because it conflicts with any provisions of any constitution, statute, rule of public policy, or any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provisions if this Bond Purchase Agreement invalid, inoperative or unenforceable to any extent whatever.

            (f) This Bond Purchase Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

            (g) The terms of this Bond Purchase Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by all of the parties hereto.

            (h) This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

            (i) Any liability of the Issuer under this Bond Purchase Agreement or any certificates rendered hereunder or in connection herewith shall be limited to the security and source of payment pledged for payment of principal of, premium, if any, and interest on the Bonds under the Loan Agreement, and in the event the transactions contemplated by this Bond Purchase Agreement do not take place, regardless of the reason therefor, the Issuer shall have no liability whatsoever.

            (j) The Issuer shall be under no obligation to pay any fees or expenses incident to this Bond Purchase Agreement or any transaction contemplated hereby, nor shall the proceeds of the Bonds be used for such fees or expenses except as provided in the Loan Agreement. To the extent Bond proceeds are not available for payment of such fees and expenses, such fees and expenses shall be paid by the Borrower.

        IN WITNESS WHEREOF, the Underwriter, the Issuer and the Borrower have caused this Bond Purchase Agreement to be signed in their names by the undersigned officers, thereto duly authorized, all as of the day and year first above written.

                                      WELLS FARGO BROKERAGE SERVICES, LLC, as
                                      Underwriter


                                      By ______________________________________
                                                 Senior Vice President


                                      MASSACHUSETTS DEVELOPMENT FINANCE AGENCY


                                      By ______________________________________
                                         Its __________________________________


                                      FREQUENCY & TIME SYSTEMS, INC., a Delaware corporation


                                      By ______________________________________
                                                      President

                                    EXHIBIT A

                      SUPPLEMENTAL OPINION OF BOND COUNSEL

                                 [Closing Date]

Massachusetts Development Finance Agency
75 Federal Street, 10th Floor
Boston, MA 02110

Wells Fargo Brokerage Services, LLC, as Underwriter
MAC: P6540-065, 6th Floor
999 3rd Avenue
Seattle, WA 98104

Wells Fargo Bank, National Association
Commercial Banking Group
2030 Main Street, Suite 900
Irvine, CA 92614

Frequency & Time Systems, Inc.
34 Tozer Road
Beverly, MA 01915

        Re:    Massachusetts Development Finance Agency
               Variable Rate Demand Revenue Bonds,
               Frequency & Time Systems Issue, Series 2001

Ladies and Gentlemen:

        This supplemental opinion is delivered pursuant to Section 6(a) of the Bond Purchase Agreement dated May 30, 2001 among the Massachusetts Development Finance Agency (the "Issuer"), Wells Fargo Brokerage Services, LLC (the "Underwriter") and Frequency & Time Systems, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used in this opinion that are not otherwise defined have the meanings given such terms in the Loan and Trust Agreement dated as of May 1, 2001 (the "Loan Agreement") among the Issuer, the Borrower and Wells Fargo Bank Minnesota, National Association, Columbia, Maryland, as Trustee.

        1. The statements contained in the Official Statement in the sections thereof entitled: "INTRODUCTORY STATEMENT" (excluding therefrom information about the Bank, the Letter of Credit, the Borrower and Datum, as to which no opinion is expressed) "SECURITY FOR THE BONDS" (excluding therefrom the material in the subsection labeled "Letter of Credit," as to which no opinion is expressed), "THE BONDS," "THE ISSUER" "COMMONWEALTH NOT LIABLE ON BONDS," and "TAX MATTERS," insofar as such statements purport to summarize certain provisions of the Bonds, and the Loan Agreement and to describe statutory provisions relating to the exemption from Commonwealth taxes and federal income taxes of interest on the Bonds, present a fair and accurate summary of such provisions, and the statements of law and legal conclusions stated in such sections of the Official Statement are correct.

        2. The Issuer has duly consented to the distribution of the Official Statement.

        3. There is no authorization, approval, consent of or to the issuance by the Issuer of the Bonds or in connection with its entering into the performance of its obligations under the Loan Agreement or the Bond Purchase Agreement required to be obtained by the Issuer by any federal, state, or other governmental regulatory authority having jurisdiction in the premises that has not been obtained, other than Blue Sky compliance and a determination of the Massachusetts Historical Commission that the Project does not have an adverse effect on historic resources of The Commonwealth.

        This opinion is furnished by us pursuant to your request therefor and does not consider or extend to any agreements, representations or offering materials concerning the Bonds not mentioned in this opinion.

        This opinion is addressed to you and may not be relied upon by any other person. This opinion may not be published, transmitted to, filed with or otherwise communicated to any person, firm, or institution unless we have given our prior explicit, written consent in each instance.

                                    EXHIBIT B

                   FORM OF OPINION OF COUNSEL TO THE BORROWER

                                 [Closing Date]

Massachusetts Development Finance Agency
75 Federal Street, Floor 10
Boston, Massachusetts  02110

Wells Fargo Brokerage Services, LLC
MAC: P6540-065, 6th Floor
999 3rd Avenue
Seattle, Washington  98104

Wells Fargo Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland  21044


        Re: Massachusetts Development Finance Agency Variable Rate Demand Revenue Bonds Frequency & Time Systems Issue, Series 2001 (the "Bonds)


Ladies and Gentlemen:

        We have acted as counsel to Frequency & Time Systems, Inc., a Delaware corporation (the "Borrower"), in connection with the execution and delivery by the Company of that certain Bond Purchase Agreement, dated as of May 30, 2001 (the "Bond Purchase Agreement") among the Borrower, the Massachusetts Development Finance Agency (the "Issuer"), and Wells Fargo Brokerage Services, LLC (the "Underwriter") and the transactions contemplated therein. This opinion is being delivered pursuant to Section 6(a) of the Bond Purchase Agreement. Unless specifically defined herein or the context requires otherwise, capitalized terms used herein shall have the meanings ascribed to them in the Loan and Trust Agreement, dated as of May 1, 2001 (the "Loan and Trust Agreement"), among the Issuer, the Borrower and Wells Fargo Bank Minnesota, National Association, as trustee. (the "Trustee").

        In connection with the preparation of this opinion, we have examined the documents listed below:

        a.     the Loan and Trust Agreement;

        b.     the Bond Purchase Agreement;

        c.     the Remarketing Agreement;

        d. the Preliminary Official Statement, dated May 25, 2001, and the Official Statement, dated May 30, 2001, pertaining to the Bonds (collectively, the "Official Statements");

        e.     the Federal Tax Certificate;

        f. the borrowing resolution of the Borrower, approving the Official Statements and approving and authorizing the execution and delivery of the Loan and Trust Agreement, the Bond Purchase Agreement, the Remarketing Agreement and the Federal Tax Certificate (the "Resolution"); and

        g.     The Certificate of Incorporation and Bylaws of the Borrower.

        The documents listed in items (a) through (c) above are hereinafter sometimes referred to as the "Financing Documents."

        In addition, we have examined such other documents and considered such questions of law as we have deemed necessary or appropriate. We have assumed that there are no other documents or agreements between the Borrower, Issuer and Underwriter which would expand or otherwise modify the respective rights and obligations of the Borrower, Issuer and Underwriter as set forth in the Bond Purchase Agreement and the documents required or contemplated thereby.

        We have assumed the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as copies, and the genuineness of all signatures (other than signatures of officers of the Borrower). We have also assumed that, with respect to all parties to agreements or instruments relevant hereto (other than the Borrower), such parties had the requisite power and authority to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action, executed and delivered by such parties, and that such agreements or instruments are the valid, binding and enforceable obligations of such parties.

        As to questions of fact material to our opinions, we have relied upon the representations of each party made in the Bond Purchase Agreement and the other documents and certificates delivered in connection therewith, certificates of officers of the Borrower, and certificates and advices of public officials and we have made no independent investigation of such matters.

        Whenever a statement herein is qualified by "known to us," "to our current actual knowledge," or similar phrase, it is intended to indicate that, during the course of our representation of the Borrower, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have rendered legal services in connection with the transaction described in the introductory paragraph hereof. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Borrower.

        Based upon the foregoing, and subject to the additional assumptions, exceptions, qualifications and limitations set forth below, we are of the opinion that:

        1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified to do business as a foreign corporation and is in good standing in The Commonwealth of Massachusetts.

        2. The Borrower has the corporate power and authority to own its properties and assets, to carry on its business as presently conducted, and to enter into the Financing Documents and perform its obligations thereunder.

        3. The Financing Documents and the Federal Tax Certificate have been duly authorized by all necessary corporate action on the part of the Borrower and have been duly executed and delivered by the Borrower.

        4. The Resolution has been duly authorized by all necessary corporate action on the part of the Borrower.

        5. The Financing Documents are legal, valid and binding obligations of the Borrower enforceable against it in accordance with their respective terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors, and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

        6. The execution and delivery of the Financing Documents and the performance by the Borrower of their respective terms (a) will not breach or result in a violation of the Borrower's Certificate of Incorporation or Bylaws, or any judgment, order or decree of any court or arbitrator, known to us, to which the Borrower is a party or is subject, and (b) will not, to our knowledge, constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any material contract, undertaking, indenture or other agreement or instrument known to us to which the Borrower is a party or by which the Borrower's properties are bound.

        7. Except as disclosed in the Financing Documents, the exhibits and schedules delivered in connection therewith or in the Federal Tax Certificate, there is, to our current actual knowledge, no action, suit or proceeding pending against the Borrower, or its properties in any court or before any governmental authority or agency, or arbitration board or tribunal (a) which seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the Financing Documents or any of the transactions contemplated thereby, or (b) which, if adversely determined, could reasonably be expected to have a material adverse effect on the Borrower, or its business or properties (taken as a whole).

        8. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required in connection with the valid execution, delivery and performance by the Borrower of the Financing Documents, other than such consents, approvals, authorizations, designations, declarations or filings as have been made or obtained on or before the date hereof.

        In addition, we advise you, not as part of the legal opinions expressed above, but rather on the basis of our participation in the preparation of the Official Statements and our discussion of the contents thereof with certain officers of the Borrower and your representatives, but without independent verification, that we have no reason to believe that, as of the respective dates of the Official Statements, the Official Statements (other than the financial or statistical data contained therein, as to which with your consent we are not expressing any comments) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        We expressly do not comment upon or render any opinion with respect to any documents referenced in the Financing Documents, except for the Federal Tax Certificate, the Resolution and Financing Documents themselves.

        We call your attention to the fact that the Financing Documents state that they are governed by the laws of the Commonwealth of Massachusetts and that we are not rendering any opinion with respect to Massachusetts law. We have not examined the question of what law would govern the interpretation or enforcement of the Financing Documents and our opinion is based on the assumption that the laws of the Commonwealth of Massachusetts are identical to the internal laws of the State of California.

        We express no opinion with respect to the following:

        (i) the effect of provisions releasing or indemnifying a party against liability for its own wrongful or negligent acts, or where indemnification is contrary to public policy;

        (ii) the enforceability of Section 8 of the Bond Purchase Agreement or
Section 7 of the Remarketing Agreement regarding indemnification;

        (iii) the effect of California Civil Code Section 1670.5 which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made;

        (iv) the effect of Section 1698 of the California Civil Code which provides in part that provisions of any instrument or agreement may only be waived in writing will not be enforced to the extent that an oral agreement has been executed modifying provisions of such instrument or agreement; or

        (v) any laws, statutes, ordinances, rules or regulations concerning federal or state securities laws of "blue-sky" laws, federal or state tax laws and regulations, or federal or state banking laws.

        We are members of the Bar of the State of California and, accordingly, do not purport to be experts on or to be qualified to express any opinion herein concerning, nor do we express any opinion herein concerning, any laws other than the laws of the State of California, the General Corporation Law of the State of Delaware and federal law.

        The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by any other person without our prior written consent.

                                            Very truly yours,

                                      STRADLING YOCCA CARLSON & RAUTH

                                    EXHIBIT C

                         FORM OF OPINION OF BANK COUNSEL

                                 [Closing Date]



MASSACHUSETTS DEVELOPMENT FINANCE AUTHORITY

_________________________________
Boston, Massachusetts
Attention:  _____________________

WELLS FARGO BROKERAGE SERVICES, LLC

_________________________________
Seattle, Washington
Attention: ______________________


WELLS FARGO BANK, MINNESOTA, NATIONAL ASSOCIATION

_________________________________
_________________________________
Attention: ______________________


        Re: $2,725,000 Massachusetts Development Finance Authority Variable Rate Demand Revenue Bonds, Frequency & Time Systems Issue, Series
               2001) (the "Bonds")

Ladies and Gentlemen:

        We have acted as counsel to Wells Fargo Bank, National Association (the "Bank"), in connection with the issuance by the Bank of an irrevocable letter of credit in the maximum amount of $________________ (the "Letter of Credit") in favor of Wells Fargo Bank, National Association, pursuant to the terms of a Second Amended and Restated Credit Agreement dated as of July 7, 2000 (as amended from time to time, the "Credit Agreement") between the Bank and Datum Inc., a Delaware corporation, in support of certain payments of principal and interest due on the above-referenced Bonds.

        In so acting, we have examined executed copies of the Credit Agreement and the Letter of Credit, and have examined and relied upon originals, or copies certified or otherwise identified to our satisfaction, of such records, documents, certificates or other instruments as we have deemed necessary to enable us to render the opinion expressed below. In such examination, we have assumed the genuineness of all signatures (other than those of the Bank), the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies, and the accuracy of the contents thereof.

        On the basis of such examination and our consideration of such questions of law as we have deemed relevant in the circumstances, and subject to the qualifications set forth below, we are of the opinion that:

            1. The Bank is qualified to conduct a commercial banking business in California and, as part of such commercial banking business, has the power and authority to execute and deliver the Credit Agreement and the Letter of Credit.

            2. The Letter of Credit is a legally valid and binding agreement of the Bank, enforceable against it in accordance with its terms, except as enforcement may be limited by (a) insolvency, conservatorship, receivership, reorganization, liquidation, readjustment of debt or other similar laws affecting or limiting the enforcement of creditors' rights generally, as such laws may be applied in the event of the insolvency, conservatorship, receivership, reorganization, liquidation, readjustment of debt or similar event of the Bank, or (b) a moratorium or similar occurrence affecting the Bank. We express no opinion as to (i) the availability of equitable remedies to persons seeking to enforce the Letter of Credit, or (ii) whether a court in the exercise of its equitable powers may temporarily restrain payment by the Bank of a drawing under the Letter of Credit.

            3. The issuance of the Letter of Credit by the Bank is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 3(a)(2) of the Act.

        Our opinions herein are limited to the law of the State of California and the federal law of the United States of America, and we express no opinion as to any matter governed by the law of any other jurisdiction.

        This opinion may not be used or relied upon by, or published or communicated to, any other party for any purpose whatsoever without our prior written approval in each instance, except that reference may be made to it in any list of closing documents and it may be included in any closing transcript for this transaction.


                                Very truly yours,



                     SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

                                    EXHIBIT D

                  FORM OF DELIVERY DATE CERTIFICATE OF TRUSTEE

        1. The Trustee is a national banking association authorized to carry out corporate trust powers in The Commonwealth of Massachusetts, and has all necessary power and authority to enter into and perform its duties under the Loan Agreement and the other Bond Documents to which it is a party;

                                       and

        2. The representations and agreements of the Trustee in the Loan Agreement are true, complete and correct in all material respects as of the date of delivery of the Bond(s).

                                    EXHIBIT E

                    FORM OF OPINION OF UNDERWRITER'S COUNSEL


                                 [Closing Date]



Wells Fargo Brokerage Services, LLC
Seattle, Washington

        Re: Massachusetts Development Finance Agency Variable Rate Demand Revenue Bonds, Frequency & Time Systems Issue - Series 2001 - $2,725,000 (the "Bonds")

Ladies and Gentlemen:

        This opinion is rendered to Wells Fargo Brokerage Services, LLC, as the Underwriter (the "Underwriter"), in connection with your offering and placement of the Bonds, pursuant to a Bond Purchase Agreement dated as of May 1, 2001, among Frequency & Time Systems, Inc. (the "Borrower"), the Massachusetts Development Finance Agency (the "Issuer"), and the Underwriter (the "Bond Purchase Agreement"). The Bonds are issued pursuant to a Loan and Trust Agreement dated as of May 1, 2001 (the "Loan Agreement"), among the Issuer, the Borrower and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), and are secured by a letter of credit (the "Letter of Credit") issued by Wells Fargo Bank N.A. (the "Bank").

In our capacity as counsel for the Underwriter, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies of originals, of such documents, records and other instruments as we have deemed necessary or appropriate for purposes of this opinion including, without limitation: (i) the Bond Purchase Agreement, (ii) the Loan Agreement, (iii) Resolution No. _____ of the Board of Directors of the Issuer adopted May 10, 2001 (the "Resolution"), (iv) the Letter of Credit, and (v) the Official Statement relating to the Bonds, dated May 30, 2001 (the "Official Statement"). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Bond Purchase Agreement.

        Based on the foregoing and in reliance thereon, we are of the opinion that the offer and sale of the Bonds is exempt from the registration requirements of the Securities Act of 1933, as amended, and that the Loan Agreement is exempt from qualification under the Trust Indenture Act of 1939, as amended.

        We also have examined information made available to us in the course of our participation in the preparation of the Official Statement as your counsel, including legal matters and certain records, documents and proceedings, and we have attended telephone conferences with, among others, representatives of the Underwriter, the Issuer and its counsel, the Trustee and its counsel, the Borrower and its counsel, and the Bank and its counsel, at which telephone conferences the contents of the Official Statement were discussed; however, our examination of information and participation in such conferences does not necessarily constitute such diligence as may be specified, required or implied in sections 12(b) and 17 of the Securities Act of 1933, as amended, Section 10(b) of the Securities Exchange Act of 1934, as amended, and similar provisions under state securities or "blue sky" laws or regulations promulgated pursuant thereto, to the extent such provisions and regulations may be applicable (and no opinion is expressed as to such applicability). Without undertaking to determine independently or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Official Statement, we have no reason to believe that the Official Statement as of this date contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (except that we express no opinion or belief with respect to any financial or statistical data contained in the Official Statement or with respect to information relating to The Depository Trust Company contained in the Official Statement).

        This opinion is furnished by us as your counsel and is solely for your benefit.

                                            Respectfully submitted,

                                            PRESTON GATES & ELLIS, LLP


                                            By
                                                  David O. Thompson


                                      E-2